Exhibit 99

ORRSTOWN FINANCIAL SERVICES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

	Three Months Ended		Nine Months Ended
(Dollars in thousands)	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Profitability for the period:
Net interest income	$25,455	$20,620	$72,146	$64,376
Provision for loan losses	1,500	365	3,575	(10)
Noninterest income	6,058	7,651	20,726	21,859
Noninterest expenses	36,412	19,035	74,570	53,851

(Loss) income before income tax (benefit) expense	(6,399)	8,871	14,727	32,394
Income tax (benefit) expense	(1,571)	1,679	2,316	6,219

Net (loss) income available to common shareholders	$(4,828)	$7,192	$12,411	$26,175

Financial ratios:
Return on average assets (1)	(0.68)%	0.98%	0.59%	1.21%
Return on average assets, adjusted (1) (2) (3)	1.12%	0.98%	1.19%	1.21%
Return on average equity (1)	(7.92)%	10.69%	6.58%	13.49%
Return on average equity, adjusted (1) (2) (3)	13.02%	10.69%	13.35%	13.49%
Net interest margin (1)	3.92%	3.03%	3.70%	3.21%
Efficiency ratio	115.5%	67.3%	80.3%	62.4%
Efficiency ratio, adjusted (2) (3)	64.3%	67.3%	62.9%	62.4%
(Loss) income per common share:
Basic	$(0.47)	$0.66	$1.17	$2.38
Basic, adjusted (2) (3)	$0.77	$0.66	$2.37	$2.38
Diluted	$(0.47)	$0.65	$1.16	$2.36
Diluted, adjusted (2) (3)	$0.75	$0.65	$2.34	$2.36

Average equity to average assets	8.59%	9.20%	8.90%	8.96%

(1)	Annualized.
(2)	Ratio has been adjusted for the restructuring charge and provision for legal settlement.
(3)

Non-GAAP based financial measure. Please refer to Appendix A—Supplemental Reporting of Non-GAAP Measures and GAAP to Non-GAAP Reconciliations for a discussion of our use of non-GAAP based financial measures, including tables reconciling GAAP and non-GAAP financial measures appearing herein.

ORRSTOWN FINANCIAL SERVICES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

(continued)

	September 30, 2022	December 31, 2021
At period-end:
Total assets	$2,852,092	$2,834,565
Total deposits	2,505,853	2,464,929
Loans, net of allowance for loan losses	2,063,218	1,958,806
Loans held-for-sale, at fair value	10,175	8,868
Securities available for sale	503,596	472,438
Borrowings	22,632	25,197
Subordinated notes	32,010	31,963
Shareholders’ equity	217,378	271,656

Credit quality and capital ratios (1):
Allowance for loan losses to total loans	1.18%	1.07%
Total nonaccrual loans to total loans	0.25%	0.33%
Nonperforming assets to total assets	0.19%	0.23%
Allowance for loan losses to nonaccrual loans	466%	328%
Total risk-based capital:
Orrstown Financial Services, Inc.	12.7%	15.0%
Orrstown Bank	12.9%	14.0%
Tier 1 risk-based capital:
Orrstown Financial Services, Inc.	10.2%	12.2%
Orrstown Bank	11.8%	12.9%
Tier 1 common equity risk-based capital:
Orrstown Financial Services, Inc.	10.2%	12.2%
Orrstown Bank	11.8%	12.9%
Tier 1 leverage capital:
Orrstown Financial Services, Inc.	8.4%	8.5%
Orrstown Bank	9.6%	8.9%

Book value per common share	$20.34	$24.29

(1)	Capital ratios are estimated, subject to regulatory filings

ORRSTOWN FINANCIAL SERVICES, INC.

CONSOLIDATED BALANCE SHEETS (Unaudited)

(Dollars in thousands, except per share amounts)	September 30, 2022	December 31, 2021
Assets
Cash and due from banks	$34,481	$21,217
Interest-bearing deposits with banks	32,446	187,493

Cash and cash equivalents	66,927	208,710

Restricted investments in bank stocks	6,469	7,252
Securities available for sale (amortized cost of $558,057 and $466,806 at September 30, 2022 and December 31, 2021, respectively)	503,596	472,438
Loans held for sale, at fair value	10,175	8,868
Loans	2,087,927	1,979,986
Less: Allowance for loan losses	(24,709)	(21,180)

Net loans	2,063,218	1,958,806

Premises and equipment, net	31,457	34,045
Cash surrender value of life insurance	71,332	70,217
Goodwill	18,724	18,724
Other intangible assets, net	3,338	4,183
Accrued interest receivable	9,212	8,234
Deferred tax assets, net	26,875	11,648
Other assets	40,769	31,440

Total assets	$2,852,092	$2,834,565

Liabilities
Deposits:
Noninterest-bearing	$562,024	$553,238
Interest-bearing	1,943,829	1,911,691

Total deposits	2,505,853	2,464,929

Securities sold under agreements to repurchase	21,065	23,301
FHLB advances and other	1,567	1,896
Subordinated notes	32,010	31,963
Accrued interest and other liabilities	74,219	40,820

Total liabilities	2,634,714	2,562,909

Shareholders’ Equity
Preferred stock, $1.25 par value per share; 500,000 shares authorized; no shares issued or outstanding	—	—
Common stock, no par value—$0.05205 stated value per share 50,000,000 shares authorized; 11,236,558 shares issued and 10,686,064 outstanding at September 30, 2022; 11,258,167 shares issued and 11,183,050 outstanding at December 31, 2021	585	586
Additional paid—in capital	188,730	189,689
Retained earnings	84,867	78,700
Accumulated other comprehensive (loss) income	(43,468)	4,449
Treasury stock—550,494 and 75,117 shares, at cost at September 30, 2022 and December 31, 2021, respectively	(13,336)	(1,768)

Total shareholders’ equity	217,378	271,656

Total liabilities and shareholders’ equity	$2,852,092	$2,834,565

ORRSTOWN FINANCIAL SERVICES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF (LOSS) INCOME (Unaudited)

	Three Months Ended		Nine Months Ended
(In thousands)	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Interest income
Loans	$23,152	$19,890	$66,548	$62,724
Investment securities—taxable	2,907	1,514	6,462	5,007
Investment securities—tax-exempt	1,160	652	3,013	1,790
Short-term investments	200	135	536	255

Total interest income	27,419	22,191	76,559	69,776

Interest expense
Deposits	1,372	937	2,758	3,410
Securities sold under agreements to repurchase	10	8	24	25
FHLB advances and other	78	123	121	458
Subordinated notes	504	503	1,510	1,507

Total interest expense	1,964	1,571	4,413	5,400

Net interest income	25,455	20,620	72,146	64,376
Provision for loan losses	1,500	365	3,575	(10)

Net interest income after provision for loan losses	23,955	20,255	68,571	64,386

Noninterest income
Service charges	1,216	993	3,483	2,758
Interchange income	1,014	1,030	3,059	3,049
Swap fee income	197	67	1,935	135
Wealth management income	2,953	2,917	8,716	8,570
Mortgage banking activities	(1,014)	1,333	205	4,684
Investment securities (losses) gains	(14)	479	(163)	635
Other income	1,706	832	3,491	2,028

Total noninterest income	6,058	7,651	20,726	21,859

Noninterest expenses
Salaries and employee benefits	12,705	11,498	35,354	31,907
Occupancy, furniture and equipment	2,380	2,374	7,370	7,292
Data processing	1,192	990	3,410	3,041
Advertising and bank promotions	278	735	1,514	1,434
FDIC insurance	294	218	767	570
Professional services	887	562	2,417	1,862
Taxes other than income	488	16	1,160	929
Intangible asset amortization	272	314	845	972
Provision for legal settlement	13,000	—	13,000	—
Restructuring expenses	3,155	—	3,155	—
Other operating expenses	1,761	2,328	5,578	5,844

Total noninterest expenses	36,412	19,035	74,570	53,851

(Loss) income before income tax (benefit) expense	(6,399)	8,871	14,727	32,394
Income tax (benefit) expense	(1,571)	1,679	2,316	6,219

Net (loss) income	$(4,828)	$7,192	$12,411	$26,175

Share information:
Basic (loss) earnings per share	$(0.47)	$0.66	$1.17	$2.38
Diluted (loss) earnings per share	$(0.47)	$0.65	$1.16	$2.36
Weighted average shares—basic	10,369	10,979	10,611	10,976
Weighted average shares—diluted	10,369	11,122	10,758	11,103

ORRSTOWN FINANCIAL SERVICES, INC.

ANALYSIS OF NET INTEREST INCOME

Average Balances and Interest Rates, Taxable-Equivalent Basis (Unaudited)

	Three Months Ended
	9/30/2022			6/30/2022			3/31/2022			12/31/2021			9/30/2021
(Dollars in thousands)	Average Balance	Taxable- Equivalent Interest	Taxable- Equivalent Rate	Average Balance	Taxable- Equivalent Interest	Taxable- Equivalent Rate	Average Balance	Taxable- Equivalent Interest	Taxable- Equivalent Rate	Average Balance	Taxable- Equivalent Interest	Taxable- Equivalent Rate	Average Balance	Taxable- Equivalent Interest	Taxable- Equivalent Rate
Assets
Federal funds sold & interest-bearing bank balances	$38,068	$200	2.08%	$131,449	$235	0.72%	$199,788	$101	0.20%	$250,336	$98	0.16%	$347,242	$135	0.15%
Investment securities (1)	528,988	4,377	3.31	523,940	3,388	2.59	472,195	2,512	2.13	477,217	2,506	2.08	464,417	2,339	2.00
Loans (1)(2)(3)	2,051,707	23,219	4.49	2,008,283	22,090	4.41	1,974,804	21,429	4.39	1,975,014	21,559	4.33	1,919,926	19,945	4.12

Total interest-earning assets	2,618,763	27,796	4.22	2,663,672	25,713	3.87	2,646,787	24,042	3.67	2,702,567	24,163	3.55	2,731,585	22,419	3.26

Other assets	196,277			192,561			184,300			187,622			195,089

Total	$2,815,040			$2,856,233			$2,831,087			$2,890,189			$2,926,674

Liabilities and Shareholders’ Equity
Interest-bearing demand deposits	$1,379,082	912	0.26	$1,420,051	301	0.09	$1,398,182	256	0.07	$1,430,845	273	0.08	$1,411,243	286	0.08
Savings deposits	237,462	90	0.15	236,916	63	0.11	227,676	57	0.10	215,957	55	0.10	209,112	53	0.10
Time deposits	265,015	370	0.55	275,408	337	0.49	298,618	372	0.51	313,148	461	0.58	349,215	598	0.68

Total interest-bearing deposits	1,881,559	1,372	0.29	1,932,375	701	0.15	1,924,476	685	0.14	1,959,950	789	0.16	1,969,570	937	0.19

Securities sold under agreements to repurchase	23,480	10	0.18	24,045	7	0.11	23,530	7	0.12	24,069	7	0.12	23,578	8	0.13
FHLB advances and other	10,394	78	3.02	1,741	21	4.74	1,850	22	4.74	1,956	23	4.70	45,071	123	1.09
Subordinated notes	32,000	504	6.29	31,985	503	6.29	31,969	503	6.29	31,954	503	6.29	31,938	503	6.29

Total interest-bearing liabilities	1,947,433	1,964	0.40	1,990,146	1,232	0.25	1,981,825	1,217	0.25	2,017,929	1,322	0.26	2,070,157	1,571	0.30

Noninterest-bearing demand deposits	575,777			572,171			540,139			559,882			548,923
Other	49,964			47,190			40,919			42,380			38,409

Total Liabilities	2,573,174			2,609,507			2,562,883			2,620,191			2,657,489
Shareholders’ Equity	241,866			246,726			268,204			269,998			269,185

Total	$2,815,040			$2,856,233			$2,831,087			$2,890,189			$2,926,674

Taxable-equivalent net interest income / net interest spread		25,832	3.82%		24,481	3.62%		22,825	3.42%		22,841	3.29%		20,848	2.96%

Taxable-equivalent net interest margin			3.92%			3.68%			3.49%			3.35%			3.03%

Taxable-equivalent adjustment		(377)			(363)			(252)			(243)			(228)

Net interest income		$25,455			$24,118			$22,573			$22,598			$20,620

Ratio of average interest-earning assets to average interest-bearing liabilities			134%			134%			134%			134%			132%

NOTES:

(1)	Yields and interest income on tax-exempt assets have been computed on a taxable-equivalent basis assuming a 21% tax rate.
(2)	Average balances include nonaccrual loans.
(3)	Interest income on loans includes prepayment and late fees, where applicable

ORRSTOWN FINANCIAL SERVICES, INC.

ANALYSIS OF NET INTEREST INCOME

Average Balances and Interest Rates, Taxable-Equivalent Basis (Unaudited)

	Nine Months Ended
	September 30, 2022			September 30, 2021
(Dollars in thousands)	Average Balance	Taxable- Equivalent Interest	Taxable- Equivalent Rate	Average Balance	Taxable- Equivalent Interest	Taxable- Equivalent Rate
Assets
Federal funds sold & interest-bearing bank balances	$122,509	$536	0.59%	$261,697	$255	0.13%
Investment securities (1)	508,582	10,276	2.70	456,919	7,272	2.13
Loans (1)(2)(3)	2,011,881	66,738	4.43	1,988,834	62,895	4.23

Total interest-earning assets	2,642,972	77,550	3.92	2,707,450	70,422	3.48

Other assets	191,090			188,924

Total	$2,834,062			$2,896,374

Liabilities and Shareholders’ Equity
Interest-bearing demand deposits	$1,399,035	1,470	0.14	$1,380,241	1,014	0.10
Savings deposits	234,054	209	0.12	197,792	149	0.10
Time deposits	279,557	1,079	0.52	376,142	2,247	0.80

Total interest-bearing deposits	1,912,646	2,758	0.19	1,954,175	3,410	0.23

Securities sold under agreements to repurchase	23,685	24	0.14	22,490	25	0.15
FHLB advances and other	4,693	121	3.44	53,608	458	1.14
Subordinated notes	31,985	1,510	6.29	31,924	1,507	6.29

Total interest-bearing liabilities	1,973,009	4,413	0.30	2,062,197	5,400	0.35

Noninterest-bearing demand deposits	562,826			537,247
Other	46,058			37,413

Total Liabilities	2,581,893			2,636,857
Shareholders’ equity	252,169			259,517

Total	$2,834,062			$2,896,374

Taxable-equivalent net interest income / net interest spread		73,137	3.62%		65,022	3.13%

Taxable-equivalent net interest margin			3.70%			3.21%

Taxable-equivalent adjustment		(991)			(646)

Net interest income		$72,146			$64,376

Ratio of average interest-earning assets to average interest-bearing liabilities			134%			131%

NOTES TO ANALYSIS OF NET INTEREST INCOME:

(1)	Yields and interest income on tax-exempt assets have been computed on a taxable-equivalent basis assuming a 21% tax rate.
(2)	Average balances include nonaccrual loans.
(3)	Interest income on loans includes prepayment and late fees, where applicable.

ORRSTOWN FINANCIAL SERVICES, INC.

HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA (Unaudited)

(In thousands)	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Profitability for the quarter:
Net interest income	$25,455	$24,118	$22,573	$22,598	$20,620
Provision for loan losses	1,500	1,775	300	1,100	365
Noninterest income	6,058	7,194	7,474	7,293	7,651
Noninterest expenses	36,412	18,794	19,364	20,290	19,035

(Loss) income before income taxes	(6,399)	10,743	10,383	8,501	8,871
Income tax (benefit) expense	(1,571)	1,872	2,015	1,795	1,679

Net (loss) income	$(4,828)	$8,871	$8,368	$6,706	$7,192

Financial ratios:
Return on average assets (1)	(0.68)%	1.25%	1.20%	0.93%	0.98%
Return on average equity (1)	(7.92)%	14.42%	12.65%	9.93%	10.69%
Net interest margin (1)	3.92%	3.68%	3.49%	3.35%	3.03%
Efficiency ratio	115.5%	60.0%	64.4%	67.9%	67.3%

Per share information:
(Loss) income per common share:
Basic	$(0.47)	$0.84	$0.77	$0.61	$0.66
Diluted	(0.47)	0.83	0.76	0.60	0.65
Book value	20.34	22.25	23.00	24.29	23.97
Tangible book value (2)	18.34	20.23	21.03	22.32	21.98
Cash dividends paid	0.19	0.19	0.19	0.19	0.19
Average basic shares	10,369	10,610	10,860	10,939	10,979
Average diluted shares	10,369	10,744	11,007	11,113	11,122

(1)	Annualized.
(2)

Non-GAAP based financial measure. Please refer to Appendix A - Supplemental Reporting of Non-GAAP Measures and GAAP to Non-GAAP Reconciliations for a discussion of our use of non-GAAP based financial measures, including tables reconciling GAAP and non-GAAP financial measures appearing herein.

ORRSTOWN FINANCIAL SERVICES, INC.

HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA (Unaudited)

(continued)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Noninterest income:
Service charges	$1,216	$1,194	$1,073	$935	$993
Interchange income	1,014	1,064	981	1,080	1,030
Swap fee income	197	785	953	158	67
Wealth management income	2,953	2,894	2,869	2,897	2,917
Mortgage banking activities	(1,014)	498	721	1,225	1,333
Other income	1,706	762	1,023	995	832
Investment securities (losses) gains	(14)	(3)	(146)	3	479

Total noninterest income	$6,058	$7,194	$7,474	$7,293	$7,651

Noninterest expenses:
Salaries and employee benefits	$12,705	$11,312	$11,337	$12,095	$11,498
Occupancy, furniture and equipment	2,380	2,423	2,567	2,554	2,374
Data processing	1,192	1,165	1,053	1,020	990
Advertising and bank promotions	278	881	355	744	735
FDIC insurance	294	190	283	246	218
Professional services	887	722	808	693	562
Taxes other than income	488	108	564	392	16
Intangible asset amortization	272	281	292	303	314
Provision for legal settlement	13,000	—	—	—	—
Restructuring expenses	3,155	—	—	—	—
Other operating expenses	1,761	1,712	2,105	2,243	2,328

Total noninterest expenses	$36,412	$18,794	$19,364	$20,290	$19,035

ORRSTOWN FINANCIAL SERVICES, INC.

HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA (Unaudited)

(continued)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Balance Sheet at quarter end:
Cash and cash equivalents	$66,927	$111,906	$214,238	$208,710	$311,415
Restricted investments in bank stocks	6,469	6,500	6,791	7,252	7,051
Securities available for sale	503,596	512,698	529,730	472,438	445,018
Loans held for sale, at fair value	10,175	7,824	7,403	8,868	6,412
Loans:
Commercial real estate:
Owner occupied	313,125	287,825	256,526	238,668	196,585
Non-owner occupied	573,605	559,309	558,999	551,783	509,703
Multi-family	114,561	116,110	93,158	93,255	112,002
Non-owner occupied residential	105,267	109,141	102,269	106,112	100,088
Commercial and industrial (1)	378,574	379,729	443,170	485,728	540,205
Acquisition and development:
1-4 family residential construction	20,810	22,650	15,115	12,279	12,246
Commercial and land development	148,512	134,947	105,204	93,925	71,784
Municipal	12,683	12,957	14,626	14,989	13,631

Total commercial loans	1,667,137	1,622,668	1,589,067	1,596,739	1,556,244

Residential mortgage:
First lien	220,970	202,787	203,231	198,831	203,360
Home equity – term	5,869	5,996	5,820	6,081	7,079
Home equity – lines of credit	180,267	171,269	164,818	160,705	154,004
Installment and other loans	13,684	14,909	15,371	17,630	19,077

Total loans	2,087,927	2,017,629	1,978,307	1,979,986	1,939,764
Allowance for loan losses	(24,709)	(23,279)	(21,508)	(21,180)	(19,965)

Net loans held-for-investment	2,063,218	1,994,350	1,956,799	1,958,806	1,919,799

Goodwill	18,724	18,724	18,724	18,724	18,724
Other intangible assets, net	3,338	3,610	3,891	4,183	4,486
Total assets	2,852,092	2,824,201	2,900,537	2,834,565	2,870,182
Total deposits	2,505,853	2,478,616	2,545,992	2,464,929	2,502,108
Borrowings	22,632	25,965	26,412	25,197	29,598
Subordinated notes	32,010	31,994	31,978	31,963	31,948
Total shareholders’ equity	217,378	237,527	254,804	271,656	268,569

(1)

This balance includes $17.0 million, $30.2 million, $122.5 million, $189.9 million and $259.9 million of SBA PPP loans, net of deferred fees and costs, at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively.

ORRSTOWN FINANCIAL SERVICES, INC.

HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA (Unaudited)

(continued)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Capital and credit quality measures (1):
Total risk-based capital:
Orrstown Financial Services, Inc	12.7%	13.5%	14.3%	15.0%	15.6%
Orrstown Bank	12.9%	13.3%	13.8%	14.0%	14.7%
Tier 1 risk-based capital:
Orrstown Financial Services, Inc	10.2%	10.9%	11.7%	12.2%	12.8%
Orrstown Bank	11.8%	12.2%	12.7%	12.9%	13.5%
Tier 1 common equity risk-based capital:
Orrstown Financial Services, Inc	10.2%	10.9%	11.7%	12.2%	12.8%
Orrstown Bank	11.8%	12.2%	12.7%	12.9%	13.5%
Tier 1 leverage capital:
Orrstown Financial Services, Inc	8.4%	8.5%	8.8%	8.5%	8.3%
Orrstown Bank	9.6%	9.5%	9.5%	8.9%	8.7%

Average equity to average assets	8.59%	8.64%	9.47%	9.34%	9.20%
Allowance for loan losses to total loans	1.18%	1.15%	1.09%	1.07%	1.03%
Total nonaccrual loans to total loans	0.25%	0.27%	0.28%	0.33%	0.47%
Nonperforming assets to total assets	0.19%	0.19%	0.19%	0.23%	0.32%
Allowance for loan losses to nonaccrual loans	466%	432%	390%	328%	219%

Other information:
Net charge-offs (recoveries)	$70	$4	$(28)	$(115)	$(219)
Classified loans	19,576	19,682	23,421	23,050	26,910
Nonperforming and other risk assets:
Nonaccrual loans	5,303	5,387	5,510	6,449	9,116
Other real estate owned	—	—	—	—	—

Total nonperforming assets	5,303	5,387	5,510	6,449	9,116
Restructured loans still accruing	689	568	575	804	839
Loans past due 90 days or more and still accruing (2)	232	322	238	1,201	362

Total nonperforming and other risk assets	$6,224	$6,277	$6,323	$8,454	$10,317

(1)	Capital ratios are estimated, subject to regulatory filings.
(2)

Includes $0.2 million, $0.3 million, $0.2 million, $0.3 million and $0.4 million of purchased credit impaired loans at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively. As of December 31, 2021, there was one loan for $0.9 million, which was in the process of collection and guaranteed by the SBA, and was subsequently collected during the first quarter of 2022.

Appendix A- Supplemental Reporting of Non-GAAP Measures and GAAP to Non-GAAP Reconciliations

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets, before taxes, which totaled $22.1 million and $22.9 million at September 30, 2022 and December 31, 2021, respectively. Additionally, the Company incurred $3.2 million and $13.0 million in restructuring charges and provision for legal settlement, respectively, during the three and nine months ended September 30, 2022.

Management believes providing certain other “non-GAAP” financial information will assist investors in their understanding of the effect on recent financial results from non-recurring charges.

Tangible book value per common share and adjusted net income and associated ratios from the restructuring charge, as used by the Company in this report, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). While we believe this information is a useful supplement to GAAP based measures presented in this report, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure:

(dollars and shares in thousands)

Tangible Book Value per Common Share	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Shareholders’ equity	$217,378	$237,527	$254,804	$271,656	$268,569
Less: Goodwill	18,724	18,724	18,724	18,724	18,724
Other intangible assets	3,338	3,610	3,891	4,183	4,486
Related tax effect	(701)	(758)	(817)	(878)	(942)

Tangible common equity (non-GAAP)	$196,017	$215,951	$233,006	$249,627	$246,301

Common shares outstanding	10,686	10,676	11,079	11,183	11,205

Book value per share (most directly comparable GAAP based measure)	$20.34	$22.25	$23.00	$24.29	$23.97
Intangible assets per share	2.00	2.02	1.97	1.97	1.99

Tangible book value per share (non-GAAP)	$18.34	$20.23	$21.03	$22.32	$21.98

(dollars and shares in thousands)	September 30, 2022
Adjusted Ratios for Restructuring Charges and Provision for Legal Settlement	Three Months Ended	Nine Months Ended
Net (loss) income (A) (2)	$(4,828)	$12,411
Plus: Restructuring expenses (B)	3,155	3,155
Plus: Provision for legal settlement (B)	13,000	13,000
Less: Related tax effect (C)	(3,393)	(3,393)

Adjusted net income (D=A+B-C) (3)	$7,934	$25,173

Average assets (E)	$2,815,040	$2,834,062
Return on average assets (1) (= A / E) (2)	(0.68)%	0.59%
Return on average assets, adjusted (1) (= D / E) (3)	1.12%	1.19%

Average equity (F)	$241,866	$252,169
Return on average equity (1) (= A / F) (2)	(7.92)%	6.58%
Return on average equity, adjusted (1) (= D / F) (3)	13.02%	13.35%

Weighted average shares - basic (G)	10,369	10,611
Basic (loss) earnings per share (= A / G) (2)	$(0.47)	$1.17
Basic earnings per share, adjusted (= D / G) (3)	$0.77	$2.37

Weighted average shares - diluted (H)	10,369	10,758
Diluted (loss) earnings per share (= A / H) (2)	$(0.47)	$1.16
Diluted earnings per share, adjusted (= D / H) (3)	$0.75	$2.34

Noninterest expense (I)	$36,412	$74,570
Less: Restructuring expenses (B)	(3,155)	(3,155)
Less: Provision for legal settlement (B)	(13,000)	(13,000)

Adjusted noninterest expense (J = I - B)	$20,257	$58,415

Net interest income (K)	$25,455	$72,146
Noninterest income (L)	6,058	20,726

Total operating income (M = K + L)	$31,513	$92,872

Efficiency ratio (= I / M) (2)	115.5%	80.3%
Efficiency ratio, adjusted (= J / M) (3)	64.3%	62.9%

(1)	Annualized
(2)	Most directly comparable GAAP-based measure
(3)	Non-GAAP measure